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                      RIVERSIDE CAPITAL MONEY MARKET FUND
                      RIVERSIDE CAPITAL VALUE EQUITY FUND
                      RIVERSIDE CAPITAL FIXED INCOME FUND
             RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND
           RIVERSIDE CAPITAL LOW DURATION GOVERNMENT SECURITIES FUND
                         RIVERSIDE CAPITAL GROWTH FUND

                       SUPPLEMENT DATED DECEMBER 24, 1997
                      TO PROSPECTUS DATED OCTOBER 31, 1997

     Capitalized terms used in this Supplement have the meaning assigned to them in the Prospectus.

     The Special Meeting of Shareholders of the Money Market, Value, Fixed Income and Growth Funds to consider a proposed new investment advisory agreement and certain proposed sub-investment advisory agreements which was scheduled to be held in December, 1997, has been cancelled. The Board of Trustees of the Group will be considering different options with respect to the management of each of the Funds.

     Effective November 14, 1997, the Government Securities Fund was liquidated.

     The first sentence of the third footnote on page 7 of the Prospectus is corrected to read as follows: "The Adviser has agreed with the Group to reduce voluntarily the amount of its investment advisory fee with respect to the Tennessee Fund, the Government Securities Fund and the Growth Fund until at least December 31, 1997."

     This Supplement supersedes and replaces the Supplement dated as of October 31, 1997, in its entirety.

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          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE

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